UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 8, 2004

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 North Grant Street Denver, Colorado

80241

(Address of Principal Executive Offices)

(Zip Code)

(303) 452-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 — Entry into a Material Definitive Agreement

Fischer Imaging Corporation (the “Company”) is a party to an Accounts Receivable Financing Agreement, dated June 11, 2003, by and between the Company and Silicon Valley Bank, previously filed as Exhibit 10.14 (the “Agreement”). This Agreement relates to the Company's receivable financing facility that was scheduled to expire December 9, 2004.  On December 8, 2004, the Company entered into an Accounts Receivable Financing Modification Agreement with Silicon Valley Bank that extends the term of the Agreement until March 9, 2005 (the “Amendment”).  All other terms and conditions of the Agreement remain in full force and effect.  The Company intends to file the Amendment as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date: December 20, 2004	By:	/s/ DAVID KIRWAN
Senior Vice President and Chief Financial Officer